EXHIBIT 99.1


ENRON ANNOUNCES KENNETH L. LAY RESIGNS FROM BOARD



FOR IMMEDIATE RELEASE:  Monday, February 4, 2002


                     HOUSTON - Enron Corp. (ENRNQ) announced today that Kenneth
L. Lay has resigned from the Board of Directors, effective immediately.

                     Lay resigned Jan. 23 as Enron chairman and CEO, but remained as a member of the Board.

                     Enron delivers energy and other physical commodities and provides other energy services to customers around the world. Enron's Internet address is www.enron.com.





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